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                                                                     Exhibit 1.1

                    PNC Capital Trust [C] [D [E] [F], Issuer
                                       and
                            PNC Bank Corp., Guarantor

                                 $_____________
                         (Aggregate Liquidation Amount)

                               Capital Securities
                  (Liquidation Amount $__ per Capital Security)

                             Underwriting Agreement


                                                              New York, New York
                                                                          [date]

To the Representatives
  named in Schedule I
  hereto of the
  Underwriters named in
  Schedule II hereto

Dear Sirs:

                  PNC Capital Trust [C] [D] [E] [F] (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C.
Section 3801 et seq.), and PNC Bank Corp., a Pennsylvania corporation (the "Corporation" and together with the Trust, the "Offerors"), as depositor of the Trust and as guarantor, propose to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the Trust's Capital Securities (liquidation amount $___ per Capital Security) (the "Capital Securities") with an aggregate liquidation amount identified in Schedule I hereto. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

                  The Capital Securities and the Common Securities (as defined herein) are to be issued pursuant to the terms of an Amended and Restated Trust Agreement dated as of ____ __, ____ (the "Trust Agreement"), among the Corporation, as depositor and as guarantor, and Bankers Trust Company (the "Trust Company"), a New York banking corporation, as property trustee (the "Property Trustee") and Bankers Trust (Delaware) ("Trust Delaware"), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") and the holders from time to time of undivided interests in the assets of the Trust. The Capital Securities will be guaranteed by the Corporation on a subordinated basis and subject to certain limitations with respect to distributions and payments upon liquidations,



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redemption or otherwise (the "Guarantee") pursuant to the Guarantee Agreement dated as of _____ __, ____ (the "Guarantee Agreement"), between the Corporation and the Trust Company, as Trustee (the "Guarantee Trustee"). The assets of the Trust will consist of Junior Subordinated Deferrable Interest Debentures, due _____ __, ____ (the "Subordinated Debentures") of the Corporation which will be issued under an indenture dated as of _____ __, ____ (the "Indenture"), between the Corporation and the Trust Company, as Trustee (the "Indenture Trustee").

         The Capital Securities, the Guarantee and the Subordinated Debentures are hereinafter collectively referred to as the "Securities."

                  1. Representations and Warranties. The Corporation and the Trust represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) The Corporation and the Trust meet the requirements for the use of Form S-3 under the Act and have filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Corporation and the Trust may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Corporation and the Trust will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Corporation and the Trust included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Corporation has advised you, prior to the Execution Time, will be included or made therein.



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                  (b) On the Effective Date, the Registration Statement did or
         will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Corporation and the Trust make no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Corporation or the Trust by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean



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         the form of final prospectus relating to the Securities, including the
         Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) Neither the Corporation nor the Trust is an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is either a closed-end investment company required to be registered but not registered thereunder.

             2. Purchase and Delivery; Commission. The Trust hereby agrees to sell to the Underwriters and each Underwriter, severally and not jointly, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Trust the aggregate



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liquidation amount of Capital Securities set forth opposite such Underwriter's name on Schedule II hereto.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Capital Securities will be issued by the Trust to purchase the Subordinated Debentures of the Corporation, the Corporation hereby agrees to pay at the Time of Delivery (as defined below) to the Representatives, for the accounts of the several Underwriters, an amount equal to $___ per Capital Security for the Capital Securities to be delivered at the Time of Delivery.

         Except as set forth in the next paragraph, the Capital Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Capital Securities in book entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Capital Securities to the Representatives, for the account of each Underwriter, against payment by or on behalf of such Underwriters of the purchase price therefor by certified or official bank check or checks or fedwire, payable to the order of the Trust in Federal (same day) funds, by causing DTC to credit the Capital Securities to the accounts of the Representatives at DTC. The Trust will cause the certificates representing the Capital Securities to be made available to the Representatives for checking at least 24 hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be at the offices of _________, __________ , _________, _______, _________ ______, at 9:30 a.m., New York time, on ______ __, ____ (the "Closing Date") or such other time and date as the Representatives, the Corporation and the Trust may agree upon in writing. Such time and date are herein called the "Time of Delivery".

         Such Capital Securities, if any, as the Representatives may request upon at least 48 hours' prior notice to the Trust (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by and on behalf of the Trust to the Representatives for the account of certain of the Underwriters, against payment by or on behalf of such Underwriters of the purchase price therefor by fedwire, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Capital Securities to be made available for checking and packaging at least 24 hours prior to the Time of Delivery at the office of Trust Company, 4 Albany Street, New York, New York 10006.




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         3. Agreements. The Corporation and the Trust jointly and severally agree with the several Underwriters that:

                  (a) The Corporation and the Trust will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Capital Securities, the Corporation and the Trust will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Corporation and the Trust have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Corporation and the Trust will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Corporation and the Trust will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),
         (iii) when, prior to termination of the offering of the Capital Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Corporation or the Trust of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Corporation and the Trust will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with




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         the Act or the Exchange Act or the respective rules thereunder, the
         Corporation and the Trust promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Corporation will make generally available to its security holders and to the Representatives an earnings statement or statements of the Corporation and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Corporation and the Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Corporation and the Trust will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Corporation and the Trust will use their best efforts to arrange for the qualification of the Capital Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Capital Securities and will arrange for the determination of the legality of the Capital Securities for purchase by institutional investors; provided, however, that neither the Corporation nor the Trust shall be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where they are not now subject.

                  (f) During the period beginning on the date hereof and continuing to and including the Closing Date, the Corporation and the Trust will not, without the consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any Capital Securities, any other beneficial interests in the assets of the Trust, or any Capital securities or any other securities of the Trust, the Corporation or any other trust which are substantially similar to the Capital Securities, including any guarantee of any such securities, or any securities convertible into or exchangeable for or representing the right to receive any such securities.



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                  (g) During the period when the Capital Securities are
         outstanding, the Corporation will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  4. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Corporation and the Trust contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Corporation and the Trust made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Corporation and the Trust of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
         (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Corporation and the Trust shall have furnished to the Representatives the opinion of John Fulgoney, Esq., Special Counsel of the Corporation, dated the Closing Date, to the effect that:

                           (i) the Corporation is a corporation validly
                  organized and presently subsisting under the laws of the Commonwealth of Pennsylvania with all requisite corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on the Corporation; and the Corporation is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;



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                           (ii) PNC Bank, National Association ("PNC Bank,
                  N.A.") is a national banking organization validly existing in good standing under the laws of the United States, with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on PNC Bank, N.A.;

                           (iii) all the outstanding shares of capital stock of
                  PNC Bank, N.A. have been duly and validly authorized and issued and (except as provided in 12 U.S.C. ss. 55) are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of PNC Bank, N.A. are owned by the Corporation either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                           (iv) the Capital Securities conform in all material
                  respects to the description thereof contained in the Final Prospectus; and, if the Capital Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Corporation and the Trust have filed a preliminary listing application and all required supporting documents with respect to the Capital Securities with such stock exchange and nothing has caused such counsel to believe that the Capital Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                           (v) the issuance and sale of the Capital Securities
                  and the Subordinated Debentures and the execution, delivery and performance by the Corporation and the Trust of this Agreement, the Indenture, the Guarantee Agreement, the Trust Agreement, the purchase agreement relating to the Common Securities, and the purchase agreement relating to the Subordinated Debentures will not violate the Corporation's Articles of Incorporation or By-laws or any material agreement or other material instrument known to such counsel to which the Corporation or the Trust is a party or any material order or regulation known to such counsel to be applicable to the Corporation or the Trust of any court, regulatory body,



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                  administrative agency, governmental body or arbitrator having jurisdiction over the Corporation or the Trust;

                           (vi) to the best knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Corporation or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Corporation or any of its subsidiaries fairly summarize such matters in all material respects;

                           (vii) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained or incorporated therein, and that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of that Act and the Exchange Act and the respective rules thereunder; and nothing has come to the attention of such counsel that has caused such counsel to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that such counsel does not express any



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                  opinion or belief as to the financial statements or schedules or other data of a statistical or financial nature included or incorporated therein or as to that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act;

                           (viii) no consent, approval, authorization or order
                  of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained; it being understood and agreed that such counsel expresses no opinion as to the securities or blue sky laws of any jurisdiction; and

         In rendering such opinion, such counsel will opine only as to matters involving the application of the laws of the Commonwealth of Pennsylvania or the United States and may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are reasonably satisfactory to counsel for the Underwriters, except that it will not be required that such counsel obtain an opinion of New York counsel as to matters of New York law in order to render such opinion or that such counsel express an opinion as to matters arising under the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania and matters of federal law arising under the laws of the United States of America, and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Corporation and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representatives shall have received an opinion of special Delaware counsel to the Corporation and the Trust, dated the Closing Date, substantially to the effect that:

                           (i) the Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;



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                           (ii) under the Delaware Act and the Trust Agreement,
                  the Trust has the trust power and authority to own its property and to its conduct its business, all as described in the Prospectus;

                           (iii) the Trust Agreement constitutes a valid and
                  binding obligation of the Corporation and the Property Trustee and the Delaware Trustee, and is enforceable against the Corporation and the Trustees, in accordance with its terms;

                           (iv) under the Delaware Act and the Trust Agreement,
                  (A) the Trust has the trust power and authority to execute and deliver, and to perform its obligations under, this Agreement and (B) to issue and perform its obligations under the Capital Securities and the Common Securities of the Trust (the "Common Securities");

                           (v) under the Delaware Act and the Trust Agreement,
                  the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                           (vi) the Capital Securities have been duly authorized
                  by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth therein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The Holders, as beneficial owners of the Trust, will be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                           (vii) the Common Securities have been duly authorized
                  by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement.

                           (viii) under the Delaware Act and the Trust
                  Agreement, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights;

                           (ix) the issuance and sale by the Trust of the
                  Capital Securities and Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of



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                  the transactions contemplated by this Agreement and the
                  compliance by the Trust with its obligations thereunder will not violate (A) any of the provisions of the Certificate of Trust or the Trust Agreement or (B) any applicable Delaware law or administrative regulation;

                           (x) the Delaware Trustee is duly incorporated and is
                  validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware; and

                           (xi) the Delaware Trustee has the requisite power and
                  authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

                  (d) The Representatives shall have received an opinion of Arnold & Porter, counsel to the Corporation, dated the Closing Date, substantially to the effect that:

                           (i) the Underwriting Agreement has been duly
                  authorized, executed and delivered by the Corporation;

                           (ii) the Trust Agreement has been duly authorized,
                  executed and delivered by the Corporation, and is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, or general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                           (iii) the Guarantee Agreement has been duly
                  authorized, executed and delivered by the Corporation and is a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, or general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                           (iv) the Indenture has been duly authorized, executed
                  and delivered by the Corporation, has been duly qualified under the Trust Indenture Act, and is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, or general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                           (v) the Subordinated Debentures have been duly
                  authorized, executed and delivered by the Corporation and when duly authenticated in accordance with the Indenture and delivered and paid for in accordance with the Underwriting Agreement, will be valid and binding obligations of the Corporation, entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms, (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, or general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                           (vi) the Trust is not an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in Investment Company Act;

                           (vii) the statements set forth in the Registration
                  Statement under the captions "Description of Capital Securities," "Description of the Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters described therein;

                           (viii) the statements of law or legal conclusions and
                  opinions set forth in the Registration Statement under the caption "Certain Federal Income Tax Consequences," subject to the assumptions and conditions described therein, constitute such counsel's opinion; and

                           (ix) the Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

         In rendering such opinion, counsel may state that they are passing only on matters of New York and United States Federal law. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Corporation as to laws of any jurisdiction other than the United States or the State of New York, provided that (i) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives, and (ii) counsel shall state in their opinion that they and the Representatives are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Corporation, its subsidiaries and the Trust and certificates of public officials.

                  (e) The Representatives shall have received an opinion of counsel to the Trust Company and Trust Delaware, dated the Closing Date, substantially to the effect that:

                           (i) the Trust Company is duly incorporated and is
                  validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York;

                           (ii) the Indenture Trustee has the requisite power
                  and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture;

                           (iii) the Guarantee Trustee has the requisite power
                  and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement;

                           (iv) the Property Trustee has the requisite power and
                  authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement;

                           (v) each of the Indenture and the Guarantee Agreement
                  has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws applicable to New York banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                           (vi) the Subordinated Debentures delivered on the
                  Closing Date have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

                  (f) The Representatives shall have received from [__________], counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Capital Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) The Corporation shall have furnished to the Representatives a certificate of the Corporation, signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Corporation, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final

         Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the
                  Corporation in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Corporation and the Trust have complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Corporation's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Corporation and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (h) At the Closing Date, Ernst & Young shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited consolidated
                  financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited consolidated financial statements made available by the Corporation and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors of the Corporation and the audit and executive committees thereof and inquiries of certain officials of the Corporation who have responsibility for financial and accounting matters of the Corporation and its subsidiaries as to transactions and events subsequent to the date of the most recent audited consolidated financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that: (A) any unaudited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to the financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus; or (B) with respect to the period subsequent to the date of the most recent audited consolidated financial statements incorporated in the Registration Statement and the Final Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any increases in borrowed funds of the Corporation and its subsidiaries or any decreases in the capital stock (defined as each of the individual dollar amounts of Capital stock, common stock, and capital surplus) of the Corporation or the stockholders' equity of the Corporation as compared with the amounts shown on the most recent consolidated balance sheet incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total or per share amounts of consolidated net income of the Corporation or consolidated net interest income except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Corporation as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Corporation and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, including the information included or incorporated in Items 1, 5, 6 and 7 of the Corporation's Annual Report on Form 10-K for the most recent fiscal year incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Corporation's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and Final Prospectus, agrees with the accounting records of the Corporation and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

                  If provided for in Schedule I hereto, at the Execution Time, Ernst & Young shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 4 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Corporation and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Capital Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (j) The Capital Securities shall have received a rating from each of Moody's Investor Service, Inc. and Standard & Poor's Rating Services, each such rating to be not less than the rating set forth in the Final Prospectus.

                  (k) No downgrading in the rating accorded the Capital Securities or any other debt securities of the Corporation by any "nationally recognized statistical rating organization" (as that term is defined by the SEC for the purposes of Rule 436(g)(2) under the Securities Act) shall have occurred, or any public announcement that any such organization has under surveillance or review their ratings of the Capital Securities or any other debt securities of the Corporation (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), and if, in any such case, the effect thereof in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the purchase of the Capital Securities.

                  (l) Prior to the Closing Date, the Corporation and the Trust shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request in connection with the offering of the Capital Securities.

         If any of the conditions specified in this Section 4 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Corporation in writing or by telephone or telegraph confirmed in writing.

                  5. Reimbursement of Underwriters' Expenses. If the sale of the Capital Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 4 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Corporation or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Corporation and the Trust will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. In no event shall the Corporation or the Trust be liable to the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

                  6. Indemnification and Contribution. (a) Each of the Corporation and the Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities and any related Depositary Shares as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Corporation and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Corporation and the Trust by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or that part of the Registration Statement constituting the "Statement of Eligibility and Qualification" (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Capital Securities or any related Depositary Shares which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Capital Securities or Depositary Shares, if any, to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Corporation and the Trust may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Corporation and the Trust, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Corporation or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Corporation and the Trust to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Corporation and the Trust by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Corporation and the Trust acknowledge that the statements set forth in the last paragraph of the cover page, the first paragraph of the second page and under the heading "Underwriting" or "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this
Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Corporation or the Trust on grounds of policy or otherwise, the Corporation and the Trust, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Corporation, the Trust and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Capital Securities specified in
Schedule I hereto and the Corporation and the Trust are responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Capital Securities) be responsible for any amount in excess of the underwriting discount applicable to the Capital Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Corporation within the meaning of either the Act or the Exchange Act, each officer of the Corporation and the Trust who shall have signed the Registration Statement and each director of the Corporation and the Trust shall have the same rights to contribution as the Corporation and the Trust, subject in each case to clauses
(y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                  7. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Capital Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Capital Securities set forth opposite the names of all the remaining Underwriters) the Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate liquidation amount of Capital Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Capital Securities, and if such non defaulting Underwriters do not purchase all the Capital Securities, this Agreement will terminate without liability to any non defaulting Underwriter or the Corporation or the Trust. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Trust and any non defaulting Underwriter for damages occasioned by its default hereunder.

                  8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Corporation and the Trust prior to delivery of and payment for the Capital Securities, if prior to such time (i) trading in the Corporation's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Pennsylvania authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Capital Securities.

                  9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Corporation, the Trust or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Corporation or the Trust or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Capital Securities. The provisions of Sections 5 and 6 hereof shall survive the termination or cancellation of this Agreement.

                  10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or transmitted by any standard form of telecommunication, at the address specified in Schedule I hereto; or, if sent to the Corporation or the Trust, will be mailed, delivered or transmitted by any standard form of telecommunication to it at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, attention of the Senior Vice President and Chief Financial Officer of the Corporation.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

                  12. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Corporation, the Trust and the several Underwriters.


                                Very truly yours,

                                PNC Capital Trust [C] [D] [E] [F]



                                By:
                                   --------------------------
                                   Name:
                                   Title:


                                PNC Bank Corp.



                                By:
                                   --------------------------
                                   Name:
                                   Title:



Confirmed and accepted, intending to be legally bound, as of the date specified in Schedule I hereto.


By:

By:
   --------------------------
   Name:
   Title:

For itself and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated

Registration Statement No.

Representatives:



Title, Purchase Price and Description of Capital Securities:

         Title:

         Liquidation Amount:

         Public offering price:

         Purchase price:

         Redemption provisions:

         Other provisions:

         Closing Date, Time and Location:

Type of Offering:

Modification of items to be covered by the letter from Ernst & Young delivered pursuant to Section 5(h):

                                   SCHEDULE II






                                                        Liquidation Amount
                                                        of Capital Securities to
Underwriters                                            be Purchased
------------                                            ------------











                                                       ------------------


     Total ...................
                                                       ==================




                                       1